UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2012
____________

BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
____________

South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2012, the Registrant entered into a Credit Agreement among Black Hills Corporation, as Borrower; the financial institutions from time to time party thereto, as Banks; U.S. Bank, National Association, as Administrative Agent; The Bank of Nova Scotia, Union Bank, N.A. and The Royal Bank of Scotland, PLC, as Co-Syndication Agents; Wells Fargo Bank National Association and Royal Bank of Canada, as Co-Documentation Agents; and U.S. Bank, National Association, RBS Securities Inc., The Bank of Nova Scotia and Union Bank, N.A., as Co-Lead Arrangers and Co-Book Runners (the “New Facility”).
The New Facility is a $500 million, five-year term, unsecured revolving credit facility that will be used to fund working capital needs and for general corporate purposes. The New Facility can be increased to $750 million and expires February 1, 2017. The costs of borrowings under the New Facility are based on the Registrant's credit rating and are currently at a spread of 150 basis points over LIBOR.
The New Facility replaced the $500 million Black Hills Corporation Credit Agreement dated April 15, 2010 (the “Prior Facility”). The Prior Facility was to expire on April 14, 2013, however it was terminated in conjunction with entering into the New Facility.
Initial borrowings under the New Facility of $193.2 million were primarily used to pay-off the borrowings outstanding under the Prior Facility, and $43.1 million of letters of credit issued under the Prior Facility were transferred to the New Facility.
The New Facility, filed as Exhibit 10 to this Form 8-K is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement

In conjunction with the entering into the New Facility discussed above under Item 1.01, on February 1, 2012, the Registrant terminated the Prior Facility. The Prior Facility was to expire on April 14, 2013. The Registrant had $190 million of borrowings outstanding that were funded by the New Facility disclosed under Item 1.01 above and $43.1 million of letters of credit issued under the Prior Facility were transferred to the New Facility.

The Prior Facility dated April 15, 2010, filed as Exhibit 10 to the Registrant's Form 8-K filed on April 21, 2010 is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

10
Credit Agreement dated February 1, 2012 among Black Hills Corporation, as Borrower, U.S. Bank, National Association, in its capacity as administrative agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By:/s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date:February 2, 2012

Exhibit Index

Exhibit No.    Description

10
Agreement dated February 1, 2012 among Black Hills Corporation, as Borrower, U.S. Bank, National Association, in its capacity as administrative agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.